UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

January 31, 2017

(Date of Report)

November 10, 2016

(Date of Earliest Reported Event)

ATI MODULAR TECHNOLOGY CORP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-55699	81-3131497
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

919-436-1888
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2016 pursuant to Article IV, Section 2, of the Bylaws of ATI Modular Technology Corp (the “Company”) approved the Board of Director’s recommendation to amend the Articles of Incorporation to ratify the Certificate of Change increasing the authorized shares of common stock of the Company to 500,000,000. The Board of Directors also resolved to amend the Articles of Incorporation to amend the fiscal year end to December 31st.

Amendments to the Company’s Articles of Incorporations increasing the authorized shares and changing the fiscal year were filed with the State of Nevada on November 17, 2016 and were effective the same day. The report covering the transition period between June 30, 2016 and December 31, 2016 will be filed on the Company’s forthcoming Form 10-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit	Exhibit Description
10.1	Certificate of Change and Consent of the Board of Directors dated November 10, 2016 (Authorized Shares)
10.2	Certificate of Change and Consent of the Board of Directors dated November 10, 2016 (Fiscal Year)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/Alton Perkins
ATI MODULAR TECHNOLOGY CORP.
By: Alton Perkins
Its: Chairman of the Board, Chief
Executive Officer, Chief Financial Officer
Date: January 31, 2017

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